BLACKROCK LARGE CAP SERIES FUNDS, INC.

BlackRock Large Cap Focus Growth Fund

(the “Fund”)

Supplement dated November 1, 2019 to the Summary Prospectuses, Prospectuses and Statement of Additional Information of the Fund, each dated October 28, 2019

This Supplement was previously filed on August 1, 2019.

The Board of Directors of BlackRock Large Cap Series Funds, Inc. (the “Corporation”) has approved an Agreement and Plan of Reorganization (the “Agreement and Plan”) between the Corporation, on behalf of the Fund, and BlackRock Focus Growth Fund, Inc. (the “Acquiring Fund”), pursuant to which the Fund will be reorganized into the Acquiring Fund (the “Reorganization”).

Each of the Fund and the Acquiring Fund is a “feeder” fund that invests all of its assets in a corresponding “master” portfolio as set out in the table below under the heading “Master Portfolios”, which has an investment objective, strategies and policies identical to those of the Fund or Acquiring Fund, as applicable.

Feeder Funds	Master Portfolios
Fund	Master Large Cap Focus Growth Portfolio (the “Master Portfolio”), a series of Master Large Cap Series LLC (the “Master LLC”), a Delaware limited liability company
Acquiring Fund	Master Focus Growth LLC (the “Acquiring Master Portfolio”), a Delaware limited liability company

The Board of Directors of the Master LLC has approved an Agreement and Plan of Reorganization between the Master LLC, on behalf of the Master Portfolio, and the Acquiring Master Portfolio, pursuant to which the Master Portfolio will be reorganized into the Acquiring Master Portfolio (the “Master Reorganization”). The Master Reorganization will occur prior to the Reorganization.

In the Master Reorganization, the Master Portfolio will transfer substantially all of its assets and liabilities to the Acquiring Master Portfolio in exchange for interests of the Acquiring Master Portfolio having equal value to the net assets transferred (the “Acquiring Master Portfolio Interests”). The Acquiring Master Portfolio Interests held by the Master Portfolio will then be exchanged for interests of the Master Portfolio held by the Fund.

In the Reorganization, the Fund will transfer substantially all of its assets to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Fund and shares of the Acquiring Fund.

The Agreement and Plan provides that shareholders of the Fund will receive shares, including fractional shares, if any, of the class of shares in the Acquiring Fund as set out in the table below with the same aggregate net asset value as the shares of the Fund held immediately prior to the Reorganization.

If a shareholder owns the following Fund shares:	The shareholder will receive the following Acquiring Fund shares:
Investor A	Investor A
Investor C	Investor C
Institutional	Institutional
Class R	Investor A
Service	Investor A
Class K	Class K

Effective upon the closing of the Reorganization, the Acquiring Fund will change its name from BlackRock Focus Growth Fund, Inc. to BlackRock Large Cap Focus Growth Fund, Inc.

Following the Reorganization and Master Reorganization, each of the Fund and the Master Portfolio will be terminated, dissolved and liquidated as a series of the Corporation or Master LLC, as applicable.

Neither the shareholders of the Fund nor the interestholders of the Master Portfolio are required to approve the Reorganization or the Master Reorganization, as applicable. In October 2019, shareholders of the Fund were sent a Combined Prospectus/Information Statement containing important information about the Acquiring Fund, outlining the differences between the Fund and the Acquiring Fund and containing information about the terms and conditions of the Reorganization.

The Reorganization and the Master Reorganization are expected to occur during the fourth quarter of 2019. Until the Reorganization is completed, the Fund will continue redemptions of its shares as described in its Prospectus.

Shareholders should retain this Supplement for future reference.

ALLPRO-LCFG-1119SUP

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